UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or Section 15(d)

of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): December 22, 2017 (December 20, 2017)

BioDelivery Sciences International, Inc.

(Exact name of registrant as specified in its charter)

Delaware	001-31361	35-2089858
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

4131 ParkLake Ave., Suite #225 Raleigh, NC	27612
(Address of principal executive offices)	(Zip Code)

Registrant’s telephone number, including area code: 919-582-9050

Not Applicable

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation to the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company  ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.  ☐

Item 5.02	Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangement of Certain Officers.

On December 20, 2017, BioDelivery Sciences International, Inc. (the “Company”) announced the appointment of Scott M. Plesha (“Plesha”), currently the Company’s Senior Vice President of Sales and Marketing, to the role of President, effective January 2, 2018 (the “Appointment”). This coincides with the previously announced retirement of Dr. Mark A. Sirgo from his day-to-day role as President and Chief Executive Officer and his continuation as Vice Chairman of the Board of Directors. Besides Plesha’s new responsibilities as President, Plesha will continue to directly oversee the Sales and Marketing functions of the Company.

In approving Plesha’s appointment, the Company’s Board of Directors determined and approved that the person fulfilling the role of President should be a “named executive officer” of the Company and, as a result, Plesha will be a “named executive officer” of the Company effective January 2, 2018.

Plesha and the Company are parties to a Letter of Employment, dated December 20, 2017, (the “Letter of Employment”) which is subject to successive, automatic one-year extensions unless either party gives notice of non-extension to the other party at least 30 days prior to the end of the applicable term. The Letter of Employment includes a base salary (which was subject to modification with the approval of the Compensation Committee of the Company’s Board of Directors and is set at three hundred sixty-five thousand dollars ($365,000.00) for 2018), a target bonus equal to a percentage of his base salary (also subject to modification with the approval of the Compensation Committee of the Company’s Board of Directors and is now set at forty-five percent (45%)), and other employee benefits.

The Company may terminate the Letter of Employment without cause and Plesha may resign upon 30 days advance written notice. The Company may immediately terminate the Letter of Employment for Cause (as defined in the Letter of Employment). Upon the termination of Plesha’s employment for any reason, Plesha will continue to receive payment of any base salary earned but unpaid through the date of termination and any other payment or benefit to which he is entitled under the applicable terms of any applicable Company arrangements. If Plesha is terminated during the term of the Letter of Employment other than for Cause, Plesha is entitled to a lump sum severance payment equal to his full year’s base salary and a pro-rata bonus based on his bonus target; otherwise, Plesha will be entitled to a one-time cash severance payment equal 50% of his full year’s base salary. In the event that such termination is within six (6) months following a Change of Control (as defined in the Letter of Employment), the lump sum paid to Plesha will equal a one-time cash severance payment equal to the amount of his then current annual base salary.

In addition, the Letter of Employment will terminate prior to its scheduled expiration date in the event of Plesha’s death or disability. The Letter of Employment also includes a two-year non-competition and non-solicitation and confidentiality covenants on terms identical to Plesha’s existing employment arrangement with the Company. Under the terms of the Letter of Employment, Plesha is also entitled to the following benefits: health insurance, dental insurance, basic life & accidental death & dismemberment insurance, long and short term disability insurance, 401(k) Plan with employer match, and an employee stock options plan.

A copy of the Letter of Employment is filed as Exhibit 10.1 to this Current Report, and any description of the terms of the Letter of Employment are qualified by reference to the full text of the Letter of Employment.

Item 8.01	Other Information

On December 20, 2017, the Company issued a press release announcing the Appointment and that the Company continues its search for a new Chief Executive Officer and anticipates an announcement regarding that executive role early next year, once the appropriate candidate is identified, which press release is attached as Exhibit 99.1 hereto.

Item 9.01.	Financial Statements and Exhibits.

(d)    Exhibits

10.1	The Letter of Employment, dated December 20, 2017, by and between the Company and Plesha.

99.1	Press release, dated December 20, 2017, announcing the Appointment and the Company’s continuing Chief Executive Officer search.

Cautionary Note Regarding Forward-Looking Statements

This press release and any statements of employees, representatives and partners of BioDelivery Sciences International, Inc. (the “Company”) related thereto contain, or may contain, among other things, certain “forward-looking statements” within the meaning of the Private Securities Litigation Reform Act of 1995. Such forward-looking statements involve significant risks and uncertainties. Such statements may include, without limitation, statements with respect to the Company’s plans, objectives, projections, expectations and intentions and other statements identified by words such as “projects,” “may,” “will,” “could,” “would,” “should,” “believes,” “expects,” “anticipates,” “estimates,” “intends,” “plans,” “potential” or similar expressions. These statements are based upon the current beliefs and expectations of the Company’s management and are subject to significant risks and uncertainties, including those detailed in the Company’s filings with the Securities and Exchange Commission. Actual results (including, without limitation, the performance of the Company’s officer as described herein and effectiveness of the Company’s search for a new Chief Executive Officer as described herein) may differ significantly from those set forth or implied in the forward-looking statements. These forward-looking statements involve certain risks and uncertainties that are subject to change based on various factors (many of which are beyond the Company’s control). The Company undertakes no obligation to publicly update any forward-looking statements, whether as a result of new information, future presentations or otherwise, except as required by applicable law.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

December 22, 2017	BIODELIVERY SCIENCES INTERNATIONAL, INC.

	By:	/s/ Ernest R. De Paolantonio
	Name:	Ernest R. De Paolantonio
	Title:	Chief Financial Officer, Secretary and Treasurer